UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 23, 2005
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                               INFOCROSSING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
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      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
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             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR FOR FORWARD-LOOKING AND CAUTIONARY STATEMENTS

     This report may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or our future financial performance, including statements relating to products, customers, suppliers, business prospects and effects of acquisitions. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," or "continue," the negative of these terms or other comparable terminology. As such, final results could differ from estimates or expectations due to risks and uncertainties, including, without limitation: incomplete or preliminary information; changes in government regulations and policies; continued acceptance of our products and services in the marketplace; competitive factors; closing contracts with new customers on favorable terms; expanding services to existing customers; new products; technological changes; our dependence on third party suppliers; intellectual property rights; difficulties with the identification, completion, and integration of acquisitions, including the integration of Verizon Information Technologies Inc., now known as Infocrossing Healthcare Services, Inc.; and other risks and uncertainties including those set forth in this Report that could cause actual events or results to differ materially from any forward-looking statement. For any of these factors, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.


ITEM 1.01     ENTRY INTO A MATERIAL AGREEMENT

Effective as of May 19, 2005, the Company entered into the Fourth Amendment to Acquisition Loan Agreement (the "Fourth Amendment") that amended the Acquisition Loan Agreement dated as of July 29, 2004 between the Company, various Lenders, and CapitalSource Finance LLC as agent for the Lenders, as previously amended (the "Amended Acquisition Loan Agreement"). Among other things, the Fourth Amendment amended the negative covenants in the Amended Acquisition Loan Agreement to permit the Company to spend up to $10 million to repurchase the Company's outstanding stock.


ITEM 7.01     REGULATION FD DISCLOSURE

On May 23, 2005, the Company announced, by means of the press release attached as Exhibit 99, that its Board of Directors has authorized the Company to spend up to $10 million to repurchase the Company's common stock.


ITEM 9.01(c)

EXHIBITS.

        10 Fourth Amendment to Acquisition Loan Agreement, dated as of May 19, 2005, by and between CapitalSource Finance, LLC and the Company.

        99     Press release of the Company dated May 23, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  May 23, 2005                      By:   /s/ WILLIAM J. McHALE
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                                              William J. McHale
                                              SVP-Finance, CFO & Treasurer